--------------------------------------------------------------------------------
                      ANNUAL REPORT AND PERFORMANCE UPDATE
--------------------------------------------------------------------------------

           (Logo)
     NEW ENGLAND FUNDS
Where The Best Minds Meet(TM)

--------------------------------------------------------------------------------

                                                                     New England
                                                           Strategic Income Fund

                                                            [graphic omitted]

-----------------
December 31, 1996
-----------------

                                                                   FEBRUARY 1997
--------------------------------------------------------------------------------
[Photo of Henry L.P. Schmelzer]

Dear New England Funds Shareholder,

Taken together, 1995 and 1996 constituted the sixth strongest back-to-back years for the U.S. stock market since 1915, as measured by percentage gain in the Dow Jones Industrial Average (according to Bloomberg Business News).

Most New England Funds portfolio managers believe that the forces behind this rally -- low inflation, relatively stable interest rates and strong corporate profits -- will persist, at least for a time. Nevertheless, bull markets can suddenly turn quiet; they can decline modestly; or they can reverse course sharply. No one can predict what is ahead, nor can anyone guarantee whether the market's strength will extend even further in 1997 and beyond.

Maintain a Long-Term Perspective
Whatever the market's direction, you should be prepared to consider any short-term trends in the broader context of your long-term personal goals, including the accumulation of financial assets. One way to manage this important process is by diversifying your investments. While U.S. stocks have historically been the strongest performers, you may, depending on your financial goals and needs, also benefit from investing in various types of bond funds, and by participating in growing overseas markets.

Remember that each investment has its own unique risks. What's more, no strategy can assure a profit or protect against a loss. However, one time-tested approach is to invest regularly and stay invested -- in good times and bad -- to avoid the pitfall of guessing what the market might do in the short run.

Our Multiple-Adviser Approach Sets Us Apart
Many financial representatives recommend New England Funds to their clients because of our distinctive multiple-adviser approach. For each fund, we hand-pick a specific subadviser or subadvisers with significant experience and demonstrated skill in selecting investments that are in tune with that fund's stated objective. We call it matching the talent to the task.

Finally, it may interest you to learn that you are part of a major national trend. In 1996, nearly 37 million U.S. households owned mutual funds, according to the Investment Company Institute, an industry trade organization. Mutual funds are now a cornerstone of retirement, college and other investment plans for millions of Americans.

New England Funds has grown with the industry and is now over $6 billion in size. We thank you for helping us reach this important milestone, and look forward to serving your investment needs well into the future.

Sincerely,

/s/ Henry L.P. Schmelzer
    --------------------
    Henry L.P. Schmelzer, President

For more information, including a prospectus for any New England Fund, please contact your financial representative or call the Investor Services and Marketing Group at 800-225-5478. Please read the prospectus carefully, including the information on charges and expenses, before you invest.

--------------------------------------------------------------------------------
                        NEW ENGLAND STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

                                      AWARD WINNING SERVICE -- TWO YEARS RUNNING
--------------------------------------------------------------------------------

---------------------
        [Logo]
        QUALITY
    TESTED SERVICE
         1996
---------------------
        DALBAR
HONORS COMMITMENT TO:
      INVESTORS
---------------------

For two years running we're proud to announce that DALBAR, an independent evaluator of mutual fund service, has awarded New England Funds its Quality Tested Service Seal for "providing the highest tier of service excellence in the mutual fund industry." New England Funds is one of just three mutual fund companies to earn this distinction in each of the last two years -- another reason why we are becoming known as the mutual fund company Where The Best Minds Meet(TM).

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1996
--------------------------------------------------------------------------------

Putting Performance into Perspective
The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

--------------------------------------------------------------------------------
                        NEW ENGLAND STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here illustrating the growth of a $10,000 investment in New England Strategic Income Fund's Class A, B and C shares since inception on 5/1/95 compare to the Lehman Aggregate Bond Index(4). The data points are as follows:]

         A $10,000 INVESTMENT COMPARED TO LEHMAN AGGREGATE BOND INDEX(4)

                         MAY 1995 THROUGH DECEMBER 1996
[] NET ASSET VALUE(1)  [] WITH MAXIMUM SALES CHARGE(2)  [] LEHMAN(4)  []CDSC(3)

CLASS A INCEPTION 5/1/95
                           NAV                 MSC                LEHMAN*
                           ---                 ---                ------
12/31/96                 $12,631             $12,060             $11,526
09/30/96                 $11,905             $11,370             $11,190
06/30/96                 $11,318             $10,809             $10,988
03/31/96                 $11,071             $10,573             $10,926
12/31/95                 $11,027             $10,531             $11,124
09/30/95                 $10,409             $ 9,940             $10,669
06/30/95                 $10,015             $ 9,564             $10,463
05/01/95                 $10,000             $ 9,550             $10,000

CLASS B INCEPTION 5/1/95
                           NAV                 MSC                LEHMAN*
                           ---                 ---                ------
12/31/96                 $12,475             $12,175             $11,526
09/30/96                 $11,774             $11,354             $11,190
06/30/96                 $11,214             $10,814             $10,988
03/31/96                 $10,997             $10,997             $10,926
12/31/95                 $10,973             $10,973             $11,124
09/30/95                 $10,376             $10,376             $10,669
06/30/95                 $10,003             $10,003             $10,463
05/01/95                 $10,000             $10,000             $10,000

CLASS C INCEPTION 5/1/95
                           NAV               LEHMAN*
                           ---               ------
12/31/96                 $12,457             $11,526
09/30/96                 $11,766             $11,190
06/30/96                 $11,206             $10,988
03/31/96                 $10,989             $10,926
12/31/95                 $10,965             $11,124
09/30/95                 $10,369             $10,669
06/30/95                 $ 9,996             $10,463
05/01/95                 $10,000             $10,000

These illustrations represent past performance and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss when shares are sold. All Index and Fund performance assumes reinvested distributions.

--------------------------------------------------------------------------------
                        NEW ENGLAND STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

                                        AVERAGE ANNUAL TOTAL RETURNS -- 12/31/96
--------------------------------------------------------------------------------
CLASS A (Inception 5/1/95)                1 YEAR       SINCE INCEPTION

  Net Asset Value(1)                      14.52%            15.00%
  With Max. Sales Charge(2)                9.38             11.86
  Lipper Multi-Sector Income Average(5)   11.74             12.75

--------------------------------------------------------------------------------
CLASS B (Inception 5/1/95)               1 YEAR        SINCE INCEPTION

  Net Asset Value(1)                      13.68%            14.15%
  With CDSC(3)                             9.68             12.50
  Lehman Aggregate(4)                      3.61              8.89
  Lipper Multi-Sector Income Average(5)   11.74             12.75

--------------------------------------------------------------------------------
CLASS C (Inception 5/1/95)               1 YEAR        SINCE INCEPTION

  Net Asset Value(1)                      13.59%            14.05%
  Lehman Aggregate(4)                      3.61              8.89
  Lipper Multi-Sector Income Average(5)   11.74             12.75

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

NOTES TO CHARTS AND PERFORMANCE UPDATE

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

(2) With Maximum Sales Charge (MSC) performance assumes reinvestment of all distributions and reflects the maximum sales charge of 4.5% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 4% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero five years after the purchase of shares.

(4) Lehman Aggregate Bond Index is a market-weighted, aggregate index which includes nearly all debt issued by the U.S. Treasury, U.S. Government agencies and U.S. corporations rated investment-grade, and U.S. agency debt backed by mortgage pools.

(5) Lipper Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

--------------------------------------------------------------------------------
                        NEW ENGLAND STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

                                QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

Q.   How did New England Strategic Income Fund perform over the fiscal year?

[Photo of Dan Fuss and Kathleen Gaffney
 Loomis, Sayles & Company, L.P.]

     Very well. The Fund posted strong performance, generating a total return of 14.52% (Class A shares at net asset value) for the year ended December 31, 1996. This reflects an increase in share price to $13.36 on December 31, 1996, from $12.99 a year ago and includes reinvested income distributions totaling $1.05 per share. The Fund's performance compares favorably with its benchmark, the Lehman Aggregate Bond Index, which produced a 3.61% total return. Further, Lipper Analytical Services ranked New England Strategic Income Fund #3 out of 51 funds in its competitive Multi-Sector Income Fund group for the year. On December 31, the Fund's 30-day SEC yield was 7.61% for Class A shares, compared to 8.32% a year ago.

Q.   What is your approach to managing the Fund?

     We take full advantage of the Fund's flexible investment charter to shape a portfolio that strikes an attractive balance between high current income and price appreciation. The Fund's broad investment latitude allows us to invest in U.S. and foreign fixed-income securities of varying credit quality and maturity to maximize opportunities in the global fixed-income markets.

     To assess a security's potential for income and capital appreciation, we employ a bottom-up approach. Each holding must satisfy a rigorous evaluation process that focuses on the characteristics of individual bonds -- including its value relative to other similarly rated bonds -- rather than macroeconomic factors. Once we select an issue, we monitor it throughout its life in the portfolio.

     While bond prices and interest rates typically move in opposite directions, our emphasis on total return helped protect the Fund's value as interest rates rose early in 1996. Many holdings tended to be influenced more by specific developments related to individual issuers than to changes in the overall economy and interest rates.

Q.   How does the Fund's flexible investment approach benefit shareholders?

     Shareholders have access to what we believe are the most attractive opportunities worldwide through a mix of investments that encompasses the major sectors of global fixed-income markets: U.S. government securities, U.S. high-yield corporate bonds and foreign securities. The low correlation among the different classes can improve the Fund's long-term performance as we shift to markets that offer more value and higher total returns. When one market appears to be overvalued, another sector can provide opportunity.

Q.   What accounts for your strong performance over the past year?

     In the first half, the key was a strategic focus on high yield bonds. This emphasis helped the Fund produce share price gains, even as U.S. interest rates were rising earlier in the period. Throughout the year, the global market was awash with cash as investors aggressively sought higher returns. This situation created a lot of demand for high-yield bonds, namely emerging market debt and lower-quality U.S. corporate bonds. Emerging market bonds performed better than all other fixed-income sectors in 1996 while lower-quality U.S. corporate bonds were the top-performers in the U.S. fixed-income market. We favored high yielding U.S. corporate bonds as well as Brady bonds from select emerging markets, such as Mexico, Argentina and Brazil. Brady bonds, named for former U.S. Treasury Secretary Nicholas Brady, are restructured debt of foreign governments that are often backed by U.S. Treasury securities. Brady bonds offered high yields relative to comparable investments. Further, strong fiscal policies in many developing countries created a positive economic outlook and improved the countries' credit conditions, opening the opportunity for price gains.

     As the year progressed, strong demand for high-yield issues drove yields in this sector lower relative to other fixed-income sectors. Putting our fundamental research to work, we took advantage of value in different sectors. Specifically, we reduced the Fund's holdings in Latin American Brady bonds, investing the proceeds in "busted converts" of several high technology companies, including National Semiconductor and Applied Magnetics. Busted converts are bonds that are unlikely to be converted into equity because the underlying stock prices have fallen. These bonds offered attractive yields and were selling at well below face value.

Q.   What is your outlook for the fixed-income market over the next six months?

     We think the current spreads between yields of corporate bonds across the quality spectrum and those of Treasury securities could widen to more normal historical relationships. Logic suggests that at some point investors will require corporate bonds to generate greater incremental yield than they are currently offering to compensate for the additional credit risk. But given the abundant investable cash available in the global marketplace and generally favorable economic conditions, current yield relationships could persist.

     In any event, we believe opportunities will continue to develop in bond markets around the world. The Fund's investment flexibility combined with its intensive bond selection process can provide an avenue to capitalize on those opportunities.

--------------------------------------------------------------------------------
                 CREDIT QUALITY COMPOSITION -- DECEMBER 31, 1996
--------------------------------------------------------------------------------

                        AAA                    12.29%
                        AA                      9.59%
                        A                      12.65%
                        BAA                    26.00%
                        BA                     17.48%
                        B                      18.03%
                        CAA                     3.96%

                       AVERAGE PORTFOLIO QUALITY = Ba1

Based on ratings by Moody's Investors Service.


--------------------------------------------------------------------------------
                   PORTFOLIO COMPOSITION -- DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                PERCENTAGE OF ASSETS
--------------------------------------------------------------------------------
              U.S. Corporate/High Yield                  47.8%
--------------------------------------------------------------------------------
              Foreign/Canada/Yankee*                     40.2%
--------------------------------------------------------------------------------
              Common Stocks/Preferred Stocks              8.9%
--------------------------------------------------------------------------------
              Governments/Cash Equivalents                3.1%

                      Average Portfolio Maturity = 18 Years

Portfolio composition is subject to change.

* Yankees are dollar-denominated foreign bonds.

-------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

Investments as of December 31, 1996

BONDS AND NOTES--88.0% OF TOTAL NET ASSETS

 FACE
AMOUNT         DESCRIPTION                                                    VALUE (a)
---------------------------------------------------------------------------------------------
               CONVERTIBLE BONDS--14.2%
               AEROSPACE--0.3%
  $   665,000  Rohr Industries, Inc., 7.000%, 10/01/12 ..................      $    613,462
                                                                               ------------
               AUTO PARTS--0.2%
      650,000  Exide Corp., 144A, 2.900%, 12/15/05, (i) .................           385,125
                                                                               ------------
               BROADCASTING--0.1%
      250,000  Comcast Corp., 1.125%, 4/15/07 ...........................           127,500
       75,000  Fuqua Industries, 6.500%, 8/04/02 ........................            59,250
                                                                               ------------
                                                                                    186,750
                                                                               ------------
               COMPUTER SOFTWARE & SERVICES--1.0%
      461,000  BBN Corp., 6.000%, 4/01/12 ...............................           449,475
      500,000  Macneal Schwendler Corp., 7.875%, 8/18/04 ................           452,500
    1,635,000  Softkey International, Inc., 144A, 5.500%, 11/01/00, (i) .         1,350,919
                                                                               ------------
                                                                                  2,252,894
                                                                               ------------
               COMPUTERS--1.6%
    4,800,000  AST Research, Inc., Zero Coupon, 12/14/13 ................         1,536,000
      250,000  Computervision Corp., 8.000%, 12/01/09 ...................           210,000
      677,000  Cray Research, Inc., 6.125%, 2/01/11 .....................           535,676
      407,000  LTX Corp., 7.000%, 4/15/11 ...............................           276,760
      883,000  Maxtor Corp., 5.750%, 3/01/12 ............................           600,440
      250,000  Telxon Corp., 5.750%, 1/01/03 ............................           206,250
                                                                               ------------
                                                                                  3,365,126
                                                                               ------------
               ELECTRONICS--1.0%
      200,000  Cyrix Corp., 144A, 5.500%, 6/01/01, (i) ..................           144,000
      300,000  Edo Corp., 7.000%, 12/15/11 ..............................           240,000
      500,000  Integrated Device Technology, 5.500%, 6/01/02 ............           432,500
      750,000  Park Electrochemical Corp., 5.500%, 3/01/06 ..............           665,625
    1,000,000  Zenith Electric, 6.250%, 4/01/11 .........................           740,000
                                                                               ------------
                                                                                  2,222,125
                                                                               ------------
               ENTERTAINMENT--0.8%
    4,680,000  Time Warner, Inc., Zero Coupon, 12/17/12 .................         1,760,850
                                                                               ------------
               ENVIRONMENTAL--0.3%
      760,000  Air & Water Technologies Corp., 8.000%, 5/15/15 ..........           661,200
                                                                               ------------
               FOREIGN ISSUES--4.6%
    1,250,000  Advanced Agro Public Co., 3.500%, 6/17/01 ................         1,289,062
    1,275,000  Banpu Public, 2.750%, 4/10/03 ............................         1,275,000
    1,000,000  Burns Philp Treasury, 5.500%, 4/30/04 ....................           880,000
    1,925,000  Empresas ICA Sociedad, 5.000%, 3/15/04 ...................         1,337,875
    3,250,000  Finance One, 2.000%, 8/31/01 .............................         2,949,375
      250,000  Inti Indorayon Uta, 7.000%, 5/02/06, (d) .................           189,375
    1,000,000  Loxley, 2.500%, 4/04/01 ..................................           990,000
      500,000  Rogers Communications, Inc., 2.000%, 11/26/05 ............           280,000
      750,000  Samsung Co., 0.250%, 6/26/06 .............................           747,188
                                                                               ------------
                                                                                  9,937,875
                                                                               ------------
               HEALTH CARE--0.1%
      250,000  Healthsource, Inc., 144A, 5.000%, 3/01/03, (i) ...........           197,500
                                                                               ------------
               HOME BUILDERS--0.2%
      500,000  Schuler Homes, Inc., 6.500%, 1/15/03 .....................           381,250
                                                                               ------------
               MISCELLANEOUS--0.2%
      500,000  Veterinary Centers America, Inc., 5.250%, 5/01/06 ........           342,500
                                                                               ------------
               OIL--0.2%
      500,000  Oryx Energy Co., 7.500%, 5/15/14 .........................           485,000
                                                                               ------------
               OIL & GAS--0.0%
      125,000  NorAm Energy Corp., 6.000%, 3/15/12 ......................           107,813
                                                                               ------------
               PHARMACEUTICAL--0.1%
      325,000  Glycomed, Inc., 7.500%, 1/01/03 ..........................           282,750
                                                                               ------------
               REAL ESTATE--0.1%
      250,000  Federal Realty Investor Trust, 5.250%, 10/28/03 ..........           228,750
      125,000  Rockefeller Properties, Zero Coupon, 12/31/00 ............            74,687
                                                                               ------------
                                                                                    303,437
                                                                               ------------
               RESTAURANTS--0.6%
      625,000  Flagstar Corp., 10.000%, 11/01/14 ........................           137,500
    2,250,000  Shoneys, Inc., Zero Coupon, 4/11/04 ......................           967,500
      100,000  TPI Enterprises, Inc., 8.250%, 7/15/02 ...................            89,000
                                                                               ------------
                                                                                  1,194,000
                                                                               ------------
               RETAIL--0.3%
      500,000  Bell Sports Corp., 4.250%, 11/15/00 ......................           391,250
      275,000  CML Group, Inc., 5.500%, 1/15/03 .........................           198,000
                                                                               ------------
                                                                                    589,250
                                                                               ------------
               RETAIL - SPECIALTY--0.9%
      850,000  General Host Corp., 8.000%, 2/15/02 ......................           620,500
    1,725,000  Sunglass Hut International, Inc., 144A, 5.250%, 6/15/03, (i)       1,224,750
                                                                               ------------
                                                                                  1,845,250
                                                                               ------------
               TECHNOLOGY--0.6%
    2,000,000  Molten Metal Technology, Inc., 144A, 5.500%, 5/01/06, (d)(i)       1,350,000
                                                                               ------------
               TEXTILE--0.4%
      325,000  Dixie Yarns, Inc., 7.000%, 5/15/12 .......................           266,500
      650,000  Fieldcrest Cannon, Inc., 6.000%, 3/15/12 .................           492,375
                                                                               ------------
                                                                                    758,875
                                                                               ------------
               TRUCKING & FREIGHT FORWARDING--0.6%
    1,000,000  Builders Transport, Inc., 8.000%, 8/15/05 ................           600,000
      200,000  Builders Transport, Inc., 6.500%, 5/01/11 ................           103,000
      500,000  Preston Corp., 7.000%, 5/01/11 ...........................           350,000
      424,000  Worldway Corp., 6.250%, 4/15/11 ..........................           254,400
                                                                               ------------
                                                                                  1,307,400
                                                                               ------------
               Total Convertible Bonds (Identified Cost $30,499,580) ....        30,530,432
                                                                               ------------

               NON-CONVERTIBLE BONDS--73.8%
               AEROSPACE--0.2%
      500,000  Rohr Industries, Inc., 9.250%, 3/01/17 ...................           457,500
                                                                               ------------
               AIRLINES--0.0%
       65,000  United Air Lines, 7.870%, 1/30/18 ........................            63,907
                                                                               ------------
               APPAREL & TEXTILES--0.1%
      250,000  Phillips Van Heusen Corp., 7.750%, 11/15/23 ..............           207,435
                                                                               ------------
               BROADCASTING--0.1%
      250,000  CBS, Inc., 7.125%, 11/01/23 ..............................           211,718
                                                                               ------------
               CANADIAN--15.3%
    8,000,000  Government of Canada, Zero Coupon, 6/01/21, (e) ..........         1,004,947
    9,810,000  Government of Canada, 8.000%, 6/01/23, (e) ...............         7,956,085
    2,885,000  Ontario Hydro, 8.900%, 8/18/22, (e) ......................         2,479,772
      750,000  Ontario Province, Zero Coupon, 7/13/22, (e) ..............            79,788
    5,000,000  Province of British Columbia, Zero Coupon, 8/23/13, (e) ..         1,060,197
   18,505,000  Province of British Columbia, Zero Coupon, 9/05/20, (e) ..         2,311,606
    6,200,000  Province of British Columbia, Zero Coupon, 6/09/22, (e) ..           668,180
    2,900,000  Province of British Columbia, 8.000%, 9/08/23, (e) .......         2,278,992
   35,000,000  Province of British Columbia, Zero Coupon, 8/23/24, (e) ..         3,286,757
   10,649,000  Province of Manitoba, 7.750%, 12/22/25, (e) ..............         8,241,176
   17,135,000  Province of Manitoba, Zero Coupon, 3/05/31, (e) ..........           965,211
    3,205,000  Saskatchewan Province, 8.750%, 5/30/25, (e) ..............         2,725,592
                                                                               ------------
                                                                                 33,058,303
                                                                               ------------
               COMPUTERS--4.2%
    4,250,000  Apple Computer, Inc., 6.500%, 2/15/04 ....................         3,697,500
    4,000,000  Digital Equipment Corp., 7.750%, 4/01/23 .................         3,430,600
       78,537  Streamlogic Corp., 14.000%, 10/07/98 .....................            78,537
    2,000,000  Unisys Corp., 9.750%, 9/15/16 ............................         1,860,000
                                                                               ------------
                                                                                  9,066,637
                                                                               ------------
               ELECTRIC UTILITIES--1.4%
      750,000  Beaver Valley II Funding Corp., 8.625%, 6/01/07 ..........           729,090
    1,000,000  Niagara Mohawk Power Corp., 5.875%, 9/01/02 ..............           884,790
      250,000  Niagara Mohawk Power Corp., 6.625%, 7/01/05 ..............           218,065
    1,500,000  Niagara Mohawk Power Corp., 7.875%, 4/01/24 ..............         1,309,845
                                                                               ------------
                                                                                  3,141,790
                                                                               ------------
               ELECTRONICS--0.6%
      775,000  Pioneer Standard Electronics, Inc., 8.500%, 8/01/06 ......           784,688
      500,000  Westinghouse Electric Corp., 7.875%, 9/01/23 .............           457,725
                                                                               ------------
                                                                                  1,242,413
                                                                               ------------
               ENTERTAINMENT--2.4%
    4,850,000  Time Warner, Inc., 8.050%, 1/15/16 .......................         4,834,334
      250,000  Time Warner, Inc., 9.150%, 2/01/23 .......................           270,998
                                                                               ------------
                                                                                  5,105,332
                                                                               ------------
               ENVIRONMENTAL CONTROL--1.5%
    1,750,000  Envirotest Systems Corp., 9.125%, 3/15/01 ................         1,610,000
    2,000,000  Envirotest Systems Corp., 9.625%, 4/01/03 ................         1,620,000
                                                                               ------------
                                                                                  3,230,000
                                                                               ------------
               FINANCE & BANKING--3.4%
    1,000,000  First Union Institutional Capital, 144A, 7.850%, 1/01/27, (i)        991,250
    2,500,000  First Union Institutional Trust, 144A, 8.040%, 12/01/26, (i)       2,493,125
    3,850,000  Keycorp Institutional Capital, 144A, 7.826%, 12/01/26, (i)         3,776,850
                                                                               ------------
                                                                                  7,261,225
                                                                               ------------
               FOOD & BEVERAGES--5.5%
    2,000,000  Borden, Inc., 7.875%, 2/15/23 ............................         1,776,060
    2,400,000  RJR Nabisco, Inc., 7.625%, 9/15/03 .......................         2,300,832
    3,000,000  RJR Nabisco, Inc., 8.750%, 8/15/05 .......................         3,013,500
    4,665,000  RJR Nabisco, Inc., 9.250%, 8/15/13 .......................         4,766,510
                                                                               ------------
                                                                                 11,856,902
                                                                               ------------
               FOREIGN ISSUES--12.1%
    2,600,000  Banco Central Costa, 6.250%, 5/21/10 .....................         2,099,500
    2,000,000  Colombia Republic, 7.250%, 2/23/04 .......................         1,955,000
    7,325,000  Federal Republic of Brazil, 5.000%, 4/15/24, (d) .........         4,610,208
    5,000,000  Groupo Televisa S.A. de CV, Zero Coupon, 5/15/08, (c) ....         3,312,500
    2,250,000  Petroleos Mexicanos, 144A, 8.625%, 12/01/23, (i) .........         1,822,500
      980,000  Republic of Argentina, 6.625%, 3/31/05, (d) ..............           851,992
    9,900,000  Republic of Argentina, 5.250%, 3/31/23, (c) ..............         6,243,237
    3,250,000  Republic of Ecuador, 3.250%, 2/28/25, (c) ................         1,501,110
    3,050,000  Republic of Poland, 4.000%, 10/27/14, (c) ................         2,577,250
    1,150,000  Transportacion Maritima Mexica, 10.000%, 11/15/06 ........         1,154,313
                                                                               ------------
                                                                                 26,127,610
                                                                               ------------
               FOREIGN DENOMINATED--8.2%
   13,590,000  New Zealand, 8.000%, 11/15/06, (f) .......................        10,107,551
   17,750,000  Republic of South Africa, 12.000%, 2/28/05, (g) ..........         3,102,856
    7,500,000  Republic of South Africa, 12.500%, 12/21/06, (g) .........         1,311,407
    4,375,000  Rogers Cablesystems, Ltd., 9.650%, 1/15/14, (e) ..........         3,120,440
                                                                               ------------
                                                                                 17,642,254
                                                                               ------------
               FOREST PRODUCTS--0.1%
      250,000  Georgia Pacific Corp., 7.375%, 12/01/25 ..................           235,853
                                                                               ------------
               GOVERNMENT TREASURIES--2.8%
    5,000,000  United States Treasury Bond Strip, 8/15/20 ...............           995,750
    5,350,000  United States Treasury Bonds, 6.250%, 8/15/23 ............         5,015,625
                                                                               ------------
                                                                                  6,011,375
                                                                               ------------
               HOME BUILDERS--0.6%
    1,500,000  Hovnanian K Enterprises, Inc., 9.750%, 6/01/05 ...........         1,350,000
                                                                               ------------
               METAL--0.1%
      289,000  Midland Ross Corp., 6.000%, 2/15/07 ......................           177,735
                                                                               ------------
               RESTAURANTS--1.0%
    5,450,000  Flagstar Corp., 11.250%, 11/01/04 ........................         2,125,500
                                                                               ------------
               RETAIL - DEPARTMENT STORE--5.1%
    1,250,000  Bradlees, Inc., 9.250%, 3/01/03, (h) .....................           118,750
      350,000  Dillon Read Structured Finance Corp., 8.375%, 8/15/15 ....           293,720
      250,000  Dillon Read Structured Finance Corp., 8.550%, 8/15/19 ....           207,500
      906,328  Dillon Read Structured Finance Corp., 6.660%, 8/15/10 ....           743,189
    3,500,000  K mart Corp., 7.950%, 2/01/23 ............................         2,861,250
    2,709,782  K mart Corp. Pass Through Trust, 8.540%, 1/02/15 .........         2,303,315
    1,250,000  K mart Corp. Pass Through Trust, 9.350%, 1/02/20 .........         1,075,000
      500,000  K mart Corp. Pass Through Trust, 9.780%, 1/05/20 .........           442,500
      250,000  K mart Funding Corp., 9.440%, 7/01/18 ....................           220,000
    1,215,000  K mart Funding Corp., Series F, 8.800%, 7/01/10 ..........         1,075,275
      800,000  Service Merchandise, 9.000%, 12/15/04 ....................           674,000
    1,000,000  Woolworth Corp., 8.500%, 1/15/22 .........................         1,054,450
                                                                               ------------
                                                                                 11,068,949
                                                                               ------------
               RETAIL - GROCERY--1.4%
    5,500,000  Penn Traffic Co., 9.625%, 4/15/05 ........................         3,080,000
                                                                               ------------
               STEEL--1.5%
    1,000,000  Geneva Steel Co., 11.125%, 3/15/01 .......................           920,000
    2,750,000  Geneva Steel Co., 9.500%, 1/15/04 ........................         2,248,125
                                                                               ------------
                                                                                  3,168,125
                                                                               ------------
               TELECOMMUNICATION--6.1%
    1,000,000  Arch Communications Group, Inc., Zero Coupon, 3/15/08, (c)
                 ........................................................           570,000
      500,000  Century Communications Corp., Zero Coupon, 3/15/03 .......           282,500
    2,350,000  Nextel Communications, Inc., Zero Coupon, 8/15/04, (c) ...         1,603,875
      250,000  Sprint Spectrum L.P., Zero Coupon, 8/15/06, (c) ..........           170,625
   11,900,000  TCI Communications, Inc., 7.875%, 2/15/26 ................        10,644,074
                                                                               ------------
                                                                                 13,271,074
                                                                               ------------
               TEXTILE--0.1%
      250,000  Fruit of the Loom, Inc., 7.375%, 11/15/23 ................           231,080
                                                                               ------------
               Total Non-Convertible Bonds (Identified Cost $152,229,401)       159,392,717
                                                                               ------------

COMMON STOCK--6.7%

      SHARES
-------------------------------------------------------------------------------------------
               COMPUTERS--0.0%
      150,150  Streamlogic Corp.  .......................................           103,228
          693  Streamlogic Corp., Warrants  .............................               153
                                                                               ------------
                                                                                    103,381
                                                                               ------------
               ELECTRIC UTILITIES--2.9%
      300,000  Pacific Gas & Electric Co.  ..............................         6,300,000
                                                                               ------------
               FOREIGN ISSUES--0.1%
       22,000  Transportacion Maritima Mexica ADR (j) ...................           115,500
                                                                               ------------
               REAL ESTATE--3.7%
       75,800  Developers Diversified Realty  ...........................         2,814,075
       45,400  Meditrust  ...............................................         1,816,000
      108,200  Simon de Bartolo Group, Inc.  ............................         3,354,200
                                                                               ------------
                                                                                  7,984,275
                                                                               ------------
               Total Common Stock (Identified Cost $13,623,402) .........        14,503,156
                                                                               ------------
PREFERRED STOCK--2.2%
------------------------------------------------------------------------------------------
              ENTERTAINMENT--0.1%
         268  Time Warner, Inc.  .......................................           289,105
                                                                              ------------
              RETAIL - DEPARTMENT STORE--0.2%
      10,000  K mart Financing I  ......................................           487,500
                                                                              ------------
              COMPUTERS--0.2%
      10,000  Unisys Corp.  ............................................           345,000
                                                                              ------------
              DOMESTIC OIL--0.0%
         500  Kelley Oil & Gas Corp.  ..................................            11,938
                                                                              ------------
              ELECTRIC UTILITIES--1.0%
          30  Cleveland Electric Illuminating Co.  .....................            28,238
      10,000  Long Island Lighting Co.  ................................           216,250
         150  New York State Electric & Gas Corp.  .....................             9,300
         150  Niagara Mohawk Power Corp.  ..............................             5,625
       4,000  Niagara Mohawk Power Corp.  ..............................           168,000
      10,000  Niagara Mohawk Power Corp.  ..............................           248,750
      55,900  Niagara Mohawk Power Corp.  ..............................         1,104,025
       5,500  Niagara Mohawk Power Corp., Series A  ....................            97,625
      10,000  Niagara Mohawk Power Corp., Series C  ....................           190,000
       1,030  Texas Utilities Electric Co.  ............................            59,997
                                                                              ------------
                                                                                 2,127,810
                                                                              ------------
              GAS & PIPELINE UTILITIES--0.1%
       5,000  Western Gas Resources, Inc.  .............................           195,000
                                                                              ------------
              OIL--0.0%
         500  Kaneb Services, Inc.  ....................................             4,750
                                                                              ------------
              STEEL--0.4%
      26,000  Bethlehem Steel Corp., 144A (i) ..........................           981,500
                                                                              ------------
              TRUCKING & FREIGHT FORWARDING--0.2%
      17,500  Arkansas Best  ...........................................           417,812
                                                                              ------------
              Total Preferred Stock (Identified Cost $4,898,108) .......         4,860,415
                                                                              ------------

SHORT TERM INVESTMENT--1.2%

       FACE
      AMOUNT         DESCRIPTION                                                 VALUE (a)
------------------------------------------------------------------------------------------
 $   2,596,000  Repurchase Agreement with State Street Bank & Trust Co.
                  dated 12/31/96 at 4.750% to be repurchased at $2,596,685
                  on 1/2/97, collateralized by $2,070,000 U.S. Treasury
                  Bond, 8.875%, due 8/15/17, valued at $2,652,835 ........   $   2,596,000
                                                                             -------------
                Total Short Term Investment (Identified Cost $2,596,000) .       2,596,000
                                                                             -------------
                Total Investments--98.1% (Identified Cost $203,846,491)(b)     211,882,720
                Other assets less liabilities   ..........................       4,000,344
                                                                             -------------
                Total Net Assets--100% ...................................   $ 215,883,064
                                                                             =============

(a) See Note 1a.
(b) Federal Tax Information:
    At December 31, 1996 the net unrealized appreciation on investments based on cost of $203,854,162 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost. ............................. $  13,338,981
    Aggregate gross unrealized depreciation for all investments in which
    there is an excess of tax cost over value. .............................    (5,310,423)
                                                                             -------------
    Net unrealized appreciation. ..........................................  $   8,028,558
                                                                             =============
(c) Step Bond: Coupon rate is zero or below market for an initial period and then increases to a higher coupon rate at a specified date and rate.
(d) Variable or floating rate security. Rate disclosed is as of December 31, 1996.
(e) Denominated in Canadian Dollars.
(f) Denominated in New Zealand Dollars.
(g) Denominated in South African Rand.
(h) Non-income producing security.
(i) Securities exempt from registration under Rule 144A of the Securities Act of
    1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(j) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described.
    The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                      STATEMENT OF ASSETS & LIABILITIES
-------------------------------------------------------------------------------

December 31, 1996

ASSETS
  Investments at value ....................................                       $211,882,720
  Cash ....................................................                              1,096
  Receivable for:
    Fund shares sold ......................................                          2,846,236
    Securities sold .......................................                          6,228,955
    Dividends and interest ................................                          3,888,737
  Unamortized organization expense ........................                             42,568
  Prepaid expense .........................................                             10,000
                                                                                  ------------
                                                                                   224,900,312
LIABILITIES
  Payable for:
    Securities purchased ..................................       $8,281,161
    Fund shares redeemed ..................................          271,725
    Dividends declared ....................................          312,913
  Accrued expenses:
    Management fees .......................................           46,896
    Deferred trustees' fees ...............................            4,286
    Accounting and administrative .........................            3,284
    Other expenses ........................................           96,983
                                                                  ----------
                                                                                     9,017,248
                                                                                  ------------
NET ASSETS ................................................                       $215,883,064
                                                                                  ============
  Net Assets consist of:
    Capital paid in .......................................                       $207,831,891
    Undistributed net investment income ...................                             27,805
    Accumulated net realized losses .......................                             (7,671)
    Unrealized appreciation on investments and foreign
      currency transactions ...............................                          8,031,039
                                                                                  ------------
NET ASSETS ................................................                       $215,883,064
                                                                                  ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($90,728,554 divided by 6,791,746 shares of beneficial
  interest) ...............................................                             $13.36
                                                                                        ======
Offering price per share ( 100/95.50 of $13.36) ...........                             $13.99*
                                                                                        ======
Net asset value and offering price of Class B shares
  ($93,408,492 divided by 6,993,758 shares of beneficial
  interest) ...............................................                             $13.36**
                                                                                        ======
Net asset value and offering price of Class C shares
  ($31,746,018 divided by 2,377,865 shares of beneficial
  interest) ...............................................                             $13.35
                                                                                        ======
Identified cost of investments ............................                       $203,846,491
                                                                                  ============
 * Based upon single purchases of less than $100,000.
   Reduced sales charges apply for purchases in excess of this amount.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                           STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------

Year Ended December 31, 1996

INVESTMENT INCOME
  Dividends ...............................................                $   991,682
  Interest ................................................                 11,437,798
                                                                           -----------
                                                                            12,429,480
  Expenses
    Management fees .......................................  $   902,997
    Service fees - Class A ................................      143,965
    Service and distribution fees - Class B ...............      591,801
    Service and distribution fees - Class C ...............      184,185
    Trustees' fees and expenses ...........................       17,085
    Accounting and administrative .........................       32,819
    Custodian .............................................      123,523
    Transfer agent ........................................      164,057
    Audit and tax services ................................       47,000
    Legal .................................................       22,277
    Printing ..............................................       34,765
    Registration ..........................................       75,471
    Amortization of organization expenses .................       14,384
    Miscellaneous .........................................        3,737
                                                             -----------
  Total expenses ..........................................    2,358,066
  Less expenses waived by the investment sub adviser ......     (472,789)    1,885,277
                                                             -----------   -----------
  Net investment income ...................................                 10,544,203

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS
  Realized gain (loss) on:
    Investments - net .....................................    4,554,850
    Foreign currency transactions - net ...................       (1,568)
                                                             -----------
    Net realized gain on investments and foreign currency
      transactions ........................................    4,553,282
                                                             -----------
  Unrealized appreciation (depreciation) on:
    Investments - net .....................................    4,460,870
    Foreign currency transactions - net ...................       (3,436)
                                                             -----------
    Net unrealized appreciation on investments and foreign
      currency transactions ...............................    4,457,434
                                                             -----------
  Net gain on investment transactions .....................                  9,010,716
                                                                           -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ................                $19,554,919
                                                                           ===========

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                      STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                               MAY 1, (a)
                                                                 THROUGH          YEAR ENDED
                                                              DECEMBER 31,       DECEMBER 31,
                                                                  1995               1996
                                                             ---------------   ----------------
FROM OPERATIONS
  Net investment income .....................................  $ 3,068,538       $ 10,544,203
  Net realized gain on investments and foreign currency
    transactions ............................................      227,560          4,553,282
  Unrealized appreciation on investments, and foreign
    currency transactions                                        3,573,605          4,457,434
                                                               -----------       ------------
  Increase in net assets from operations ....................    6,869,703         19,554,919
                                                               -----------       ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
      Class A ...............................................   (1,369,404)        (4,670,671)
      Class B ...............................................   (1,236,649)        (4,337,318)
      Class C ...............................................     (462,485)        (1,344,469)
  In excess of net investment income
      Class A ...............................................      (22,615)                 0
      Class B ...............................................      (20,422)                 0
      Class C ...............................................       (7,638)                 0
  Net realized gain on investments
      Class A ...............................................            0         (2,056,746)
      Class B ...............................................            0         (2,084,672)
      Class C ...............................................            0           (672,804)
                                                               -----------       ------------
                                                                (3,119,213)       (15,166,680)
                                                               -----------       ------------
  Increase in net assets derived from capital share
    transactions ............................................   84,206,843        123,537,492
                                                               -----------       ------------
  Total increase (decrease) in net assets ...................   87,957,333        127,925,731
NET ASSETS
  Beginning of the period ...................................            0         87,957,333
                                                               -----------       ------------
  End of the period .........................................  $87,957,333       $215,883,064
                                                               ===========       ============
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the period ...................................  $         0       $     28,653
                                                               ===========       ============
  End of the period .........................................  $    28,653       $     27,805
                                                               ===========       ============
(a) Commencement of operations.

                See accompanying notes to financial statements.

-----------------------------------------------------------------------------------------------------------
                                           FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------
                                                        CLASS A                           CLASS B
                                             ------------------------------    ------------------------------
                                              MAY 1,(a)          YEAR           MAY 1,(a)          YEAR
                                               THROUGH           ENDED           THROUGH           ENDED
                                             DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                 1995             1996             1995             1996
                                             ------------     ------------     ------------     ------------
Net Asset Value, Beginning of Period ...        $12.50           $12.99           $12.50           $12.99
                                                ------           ------           ------           ------
Income From Investment Operations
Net Investment Income ..................          0.74             1.05             0.68             0.95
Net Realized and Unrealized Gain (Loss)
  on Investments                                  0.49             0.73             0.49             0.73
                                                ------           ------           ------           ------
Total From Investment Operations .......          1.23             1.78             1.17             1.68
                                                ------           ------           ------           ------
Less Distributions
Dividends From Net Investment Income ...         (0.73)           (1.05)           (0.67)           (0.95)
Distributions From Net Realized Capital
  Gains ................................          0.00            (0.36)            0.00            (0.36)
Distributions in Excess of Net
  Investment Income ....................         (0.01)            0.00            (0.01)            0.00
                                                ------           ------           ------           ------
Total Distributions ....................         (0.74)           (1.41)           (0.68)           (1.31)
                                                ------           ------           ------           ------
Net Asset Value, End of Period .........        $12.99           $13.36           $12.99           $13.36
                                                ======           ======           ======           ======
Total Return (%) (c) ...................         10.3             14.5              9.7             13.7
Ratio of Operating Expenses to Average
  Net Assets (%) (d)                              0.93(b)          0.96             1.68(b)          1.71
Ratio of Net Investment Income to
  Average Net Assets (%)                          8.75(b)          8.23             8.00(b)          7.48
Portfolio Turnover Rate (%) ............            22               52               22               52
Net Assets, End of Period (000) ........       $36,939          $90,729          $38,767          $93,408

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) A sales charge in the case of Class A shares and a contingent deferred sales charge in the case of Class B shares are not reflected in total return calculations. Periods less than one year are not computed on an annualized basis.
(d) The ratio of operating expenses to
    average net assets without giving
    effect to the voluntary expense
    limitations described in Note 4 to
    the Financial Statements would have
    been (%) ...........................          1.58(b)          1.31             2.33(b)          2.06

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                      FINANCIAL HIGHLIGHTS -- continued
-------------------------------------------------------------------------------

                                                                                CLASS C
                                                                     -----------------------------
                                                                      MAY 1, (a)         YEAR
                                                                       THROUGH           ENDED
                                                                     DECEMBER 31,     DECEMBER 31,
                                                                         1995             1996
                                                                     ------------     ------------
Net Asset Value, Beginning of Period ...........................        $12.50           $12.99
                                                                        ------           ------
Income From Investment Operations
Net Investment Income ..........................................          0.67             0.95
Net Realized and Unrealized Gain (Loss) on Investments .........          0.49             0.72
                                                                        ------           ------
Total From Investment Operations ...............................          1.16             1.67
                                                                        ------           ------
Less Distributions
Dividends From Net Investment Income ...........................         (0.66)           (0.95)
Distributions From Net Realized Capital Gains ..................          0.00            (0.36)
Distributions in Excess of Net Investment Income ...............         (0.01)            0.00
                                                                        ------           ------
Total Distributions ............................................         (0.67)           (1.31)
                                                                        ------           ------
Net Asset Value, End of Period .................................        $12.99           $13.35
                                                                        ======           ======
Total Return (%) (c) ...........................................          9.7             13.6
Ratio of Operating Expenses to Average Net Assets (%) (d) ......          1.68(b)          1.71
Ratio of Net Investment Income to Average Net Assets (%) .......          8.00(b)          7.48
Portfolio Turnover Rate (%) ....................................            22               52
Net Assets, End of Period (000) ................................       $12,252          $31,746

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Periods less than one year are not computed on an annualized basis.
(d) The ratio of operating expenses to average net assets
    without giving effect to the voluntary expense limitations described in Note 4 to the Financial Statements would have
    been (%) ...................................................          2.33(b)          2.06

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

December 31, 1996

1. The Fund is a series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each series of shares a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. The Fund commenced its public offering of Class A, Class B and Class C shares on May 1, 1995. Class A shares are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within five years of purchase. Class C shares do not pay front end or contingent deferred sales charges and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. At December 31, 1996, there were no Class Y shares outstanding. Expenses of the Fund are borne pro-rata by the holders of all classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. The Fund's investment subadviser, Loomis Sayles & Company, L.P. ("Loomis Sayles") under the supervision of the Fund's trustees, determines the value of the Fund's portfolio of securities, using valuations provided by a pricing service selected by Loomis Sayles and other information with respect to transactions in securities, including quotations from securities dealers. Valuations of securities and other assets owned by the Fund for which market quotations are readily available are based on those quotations. Short-term obligations that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by Loomis Sayles under the supervision of the Fund's trustees.

B. FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities resulting from changes in the exchange rate.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. Interest income is decreased by the amortization of acquisition premium on original issue discount securities. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

D. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record at the time and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage backed securities and foreign currency transactions for book and tax purposes. Permanent book and tax basis differences will result in reclassifications to capital accounts.

F. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. Loomis Sayles is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

G. ORGANIZATION EXPENSE. Costs incurred in 1995 in connection with the Fund's organization and initial registration amounting to $67,920 were paid by the Fund and are being amortized over 60 months beginning May 1, 1995.

2. PURCHASES AND SALES OF SECURITIES (excluding short-term investments) for the year ended December 31, 1996 were as follows:

               PURCHASES                                SALES
-----------------------------------------  -----------------------------------
   U.S. GOVERNMENT           OTHER          U.S. GOVERNMENT         OTHER
------------------------  ---------------  ------------------  ---------------
     $14,976,832         $166,204,688          $8,956,617        $59,361,721

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 0.65% of the first $200 million of the Fund's average daily net assets and 0.60% of such assets in excess of $200 million. NEFM pays the Fund's investment subadviser, Loomis Sayles at the rate of 0.35% of the first $200 million of the Fund's average daily net assets and 0.30% of such assets in excess of $200 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Loomis Sayles are wholly owned subsidiaries of New England Investment Companies, L.P. ("NEIC") which is a subsidiary of Metropolitan Life Insurance Company ("Met Life"). Fees earned by NEFM and Loomis Sayles under the management agreement in effect during the year ended December 31, 1996 are as follows:

FEES EARNED
-----------
$430,208                             New England Funds Management, L.P.
$472,789 (a)                         Loomis, Sayles & Company, L.P.

(a) Before reduction pursuant to voluntary expense limitations. See Note 4.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P.("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of NEIC and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund, (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) registration, filing and other fees in connection with requirements of regulatory authorities. For the year ended December 31, 1996, these expenses amounted to $32,819 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds is the transfer and shareholder servicing agent to the Fund. For the year ended December 31, 1996, the Fund paid New England Funds $123,236 as compensation for its services in that capacity.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1996, the Fund paid New England Funds $143,965 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect.

Under the Class B and Class C Plans, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 30, 1996 the Fund paid New England Funds $147,950 and $46,046 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays New England Funds a monthly distribution fee at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B shares and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1996, the Fund paid New England Funds $443,851 and $138,139 in distribution fees under the Class B and Class C Plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors of shares of the Fund during the year ended December 31, 1996 amounted to $1,263,584.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of Loomis Sayles, NEFM, New England Funds, NEIC or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

Annual Retainer                                       $1,464
Meeting Fee                                           $114/meeting
Committee Meeting Fee                                 $68/meeting
Committee Chairman Annual Retainer                    $41

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. EXPENSE LIMITATIONS. Loomis Sayles voluntarily agreed, until December 31, 1996, to waive its entire subadvisory fee (which is paid by NEFM), and NEFM agreed to reduce its management fee (which is paid by the Fund) by an equal amount. For the year ended December 31, 1996, Loomis Sayles waived its entire subadvisory fee of $472,789.

In addition, under an expense deferral arrangement, which NEFM terminated December 31, 1996, NEFM agreed to defer its management fees (to the extent not waived as provided in the preceding sentences) for the Fund, to the extent necessary to limit the Fund's expenses to the annual rate of 1.40% for Class A shares, 2.15% for Class B shares and 2.15% for Class C shares, subject to the obligation of the Fund to pay NEFM such deferred fees in later periods to the extent that the Fund's expenses fall below the annual rate of 1.40% for Class A shares, 2.15% for Class B shares and 2.15% for Class C shares; provided, however, that the Fund is not obligated to pay any such deferred fees more than two years after such fee was deferred. No such expenses were deferred in 1996. NEFM collected $30,735 in fees deferred from 1995.

5. CAPITAL SHARES. At December 31, 1996 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C capital stock. Transactions in capital shares were as follows:

                                           FROM THE PERIOD MAY 1,(a)
                                                    THROUGH                           YEAR ENDED
                                               DECEMBER 31, 1995                  DECEMBER 31, 1996
                                        -------------------------------    ---------------------------------
CLASS A                                    SHARES            AMOUNT           SHARES            AMOUNT
----                                   --------------   ---------------   --------------   ----------------
Shares sold .........................       2,999,705       $37,336,091        4,585,249       $ 60,194,763
Shares issued in connection with the
  reinvestment of:
  Dividends from net investment
    income ..........................          83,928         1,050,952          267,132          3,495,181
  Distributions from net realized
    gain ............................               0                 0          137,305          1,816,726
                                            ---------       -----------       ----------       ------------
                                            3,083,633        38,387,043        4,989,686         65,506,670
Shares repurchased ..................        (240,548)       (3,031,993)      (1,041,025)       (13,631,309)
                                            ---------       -----------       ----------       ------------
Net increase ........................       2,843,085       $35,355,050        3,948,661       $ 51,875,361
                                            ---------       -----------       ----------       ------------

                                           FROM THE PERIOD MAY 1,(a)
                                                    THROUGH                           YEAR ENDED
                                               DECEMBER 31, 1995                  DECEMBER 31, 1996
                                        -------------------------------    ---------------------------------
CLASS B                                    SHARES            AMOUNT           SHARES            AMOUNT
----                                   --------------   ---------------   --------------   ----------------
Shares sold .........................       3,069,532       $38,206,120        4,289,664       $ 56,370,586
Shares issued in connection with the
  reinvestment of:
  Dividends from net investment
    income ..........................          58,814           736,795          187,069          2,445,242
  Distributions from net realized
    gain ............................               0                 0          113,978          1,508,713
                                            ---------       -----------       ----------       ------------
                                            3,128,346        38,942,915        4,590,711         60,324,541
Shares repurchased ..................        (144,485)       (1,810,786)        (580,814)        (7,610,958)
                                            ---------       -----------       ----------       ------------
Net increase ........................       2,983,861       $37,132,129        4,009,897       $ 52,713,583
                                            ---------       -----------       ----------       ------------

                                           FROM THE PERIOD MAY 1,(a)
                                                    THROUGH                           YEAR ENDED
                                               DECEMBER 31, 1995                  DECEMBER 31, 1996
                                        -------------------------------    ---------------------------------
CLASS C                                    SHARES            AMOUNT           SHARES            AMOUNT
----                                   --------------   ---------------   --------------   ----------------
Shares sold .........................       1,178,513       $14,661,683        1,840,696       $ 24,218,950
Shares issued in connection with the
  reinvestment of:
  Dividends from net investment
    income ..........................          23,720           296,747           70,055            917,823
  Distributions from net realized
    gain ............................               0                 0           41,207            546,262
                                            ---------       -----------       ----------       ------------
                                            1,202,233        14,958,430        1,951,958         25,683,035
Shares repurchased ..................        (259,223)       (3,238,766)        (517,103)        (6,734,487)
                                            ---------       -----------       ----------       ------------
Net increase ........................         943,010       $11,719,664        1,434,855       $ 18,948,548
                                            ---------       -----------       ----------       ------------
Increase derived from capital shares
  transactions ......................       6,769,956       $84,206,843        9,393,413       $123,537,492
                                            =========       ===========       ==========       ============
(a) Commencement of operations.

-------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of NEW ENGLAND STRATEGIC INCOME FUND

In our opinion, the accompanying statement of assets & liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New England Strategic Income Fund ("the Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Boston, Massachusetts
February 7, 1997

                                                              --------------
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                                                               BROCKTON, MA
                                                              PERMIT NO. 770
                                                              --------------


            ---------------------
             399 Boylston Street

            Boston, Massachusetts

                    02116
            ---------------------



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        [Logo]                   [Logo]
        QUALITY                  QUALITY
    TESTED SERVICE           TESTED SERVICE
         1995                     1996
---------------------    ---------------------
        DALBAR                   DALBAR
HONORS COMMITMENT TO:    HONORS COMMITMENT TO:
      INVESTORS                INVESTORS
---------------------    ---------------------

                  MU56-1296

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